EXECUTION VERSION

FIRST AMENDMENT dated as of September 20, 2019 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of February 27, 2018 (the “Credit Agreement”), among ASCENA RETAIL GROUP, INC., a Delaware corporation (the “Company”), the other LOAN PARTIES party thereto, the LENDERS party thereto, the ISSUING BANKS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Swingline Lender.
The Borrowers, the other Loan Parties, the Lenders and the Administrative Agent are parties to the Credit Agreement and certain related Loan Documents, providing for Revolving Commitments in favor of the Borrowers in an aggregate principal amount of $500,000,000.
The Borrowers, the other Loan Parties, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as provided herein.
NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms. Capitalized terms used (including in the recitals hereto) and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
SECTION 2.    Amendment of Credit Agreement. The Credit Agreement is amended, effective as of the First Amendment Effective Date (as defined below), as set forth below in this Section:
(a)    The definitions of “Commercial LC Exposure”, “Standby LC Commitment” and “Standby LC Exposure” in Section 1.01 of the Credit Agreement are deleted in their entirety.
(b)    The definition of “LC Exposure” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:
“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time, adjusted to give effect to any reallocation under Section 2.20 of the LC Exposures of Defaulting Lenders in effect at such time.

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(c)    The third sentence in Section 2.06(b) of the Credit Agreement is amended to read as follows:
“A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the total LC Exposure shall not exceed $200,000,000, (ii) the portion of the LC Exposure attributable to Letters of Credit issued by any Issuing Bank will not exceed the LC Commitment of such Issuing Bank, (iii) the Credit Exposure of any Lender shall not exceed such Lender’s Revolving Commitment and (iv) the Aggregate Credit Exposure shall not exceed the Credit Limit.”
(d)    The portion of Schedule 2.01 to the Credit Agreement under the heading “LC Commitments and Standby LC Commitments” is amended and restated to be in the form of Schedule I hereto.
SECTION 3.    Representations and Warranties. The Loan Parties represent and warrant to each other party hereto that:
(i)    this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(ii)    the representations and warranties of each Loan Party set forth in the Credit Agreement and the other Loan Documents (with references therein to the “Transactions” being deemed to include the execution, delivery and effectiveness of this Amendment) are, on and as of the First Amendment Effective Date, true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, except for any representation or warranty that, by its terms, speaks as of a prior date, which representation or warranty shall be true and correct as of such prior date; and
(iii)    as of the First Amendment Effective Date, no Default or Event of Default has occurred and is continuing under the Credit Agreement.
SECTION 4.    Effectiveness. (a) The amendments provided for herein shall become effective on the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have executed a counterpart of this Amendment and shall have received from the Company, each other Loan Party, the Lenders constituting the Required Lenders and each Issuing Bank either (i) a counterpart of this Amendment signed on behalf of such party or (ii) evidence reasonably satisfactory to the Administrative Agent (which

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may include a facsimile or other electronic transmission) that such party has signed a counterpart of this Amendment.
(a)    The Administrative Agent shall notify the Company and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5.    Expenses; Indemnity. The Company agrees, whether or not the First Amendment Effective Date shall occur, to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses, and to indemnify and hold harmless the Administrative Agent, its Affiliates and each other Indemnitee, on the terms set forth in Section 9.03 of the Credit Agreement, which terms are incorporated by reference into this Amendment with the same effect as if set forth in full herein.
SECTION 6.    Reaffirmation. Each Loan Party hereby consents to this Amendment and hereby (a) reaffirms and confirms its guarantees, pledges, grants of security interests and other obligations, as applicable, under the Loan Guarantee and each Collateral Document to which it is party, (b) affirms and confirms its obligations to indemnify and other commitments and obligations under the Loan Documents to which it is a party and (c) agrees that, notwithstanding the effectiveness of this Amendment, (i) the Loan Guarantee and each Collateral Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other obligations thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Lender Parties. Each Loan Party hereby confirms and agrees that obligations under the Credit Agreement, as modified hereby, constitute “Obligations” and “Secured Obligations” (or words of similar import) under and as used in the Loan Guarantee and each Collateral Document to which it is a party.
SECTION 7.    Effect of Amendment; No Novation. (b) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances, except as expressly set forth herein.
(a)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall refer to the Credit Agreement as amended hereby and the term “Credit Agreement”, as used in each Loan Document, shall mean the Credit Agreement as so amended.

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(b)    This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 8.    Applicable Law; Jurisdiction; Waiver of Jury Trial. THE PROVISIONS OF SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED INTO THIS AMENDMENT MUTATIS MUTANDIS WITH THE SAME EFFECT AS IF SET FORTH IN FULL HEREIN.
SECTION 9.    Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging (such as a ‘pdf’) shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 10.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 11.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date set forth above.

ASCENA RETAIL GROUP, INC.,
by /s/ Gary Holland
Name: Gary Holland
Title:      Vice President and Assistant Secretary

THE DRESS BARN, INC.,
by /s/ Gary Holland
Name: Gary Holland
Title:      Vice President and Assistant Secretary

TWEEN BRANDS, INC.,
by /s/ Gary Holland
Name: Gary Holland
Title:      Vice President and Assistant Secretary

ANN, INC.,
by /s/ Gary Holland
Name: Gary Holland
Title:      Vice President and Assistant Secretary

CHARMING SHOPPES OF DELAWARE, INC.,
by /s/ Gary Holland
Name: Gary Holland
Title:      Vice President and Assistant Secretary

CSI INDUSTRIES, INC.,
by /s/ Gary Holland
Name: Gary Holland
Title:      Vice President and Assistant Secretary

CATHERINES, INC.,
by /s/ Gary Holland
Name: Gary Holland
Title:      Vice President and Assistant Secretary

CATHERINES STORES CORPORATION,
by /s/ Gary Holland
Name: Gary Holland
Title:      Vice President and Assistant Secretary

LANE BRYANT, INC.,
by /s/ Gary Holland
Name: Gary Holland
Title:      Vice President and Assistant Secretary

LANE BRYANT PURCHASING CORP.,
by /s/ Gary Holland
Name: Gary Holland
Title:      Vice President and Assistant Secretary

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by /s/ James A. Knight
Name: James A. Knight
Title:      Executive Director

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO
AMENDED AND RESTATED
CREDIT AGREEMENT OF
ASCENA RETAIL GROUP, INC.

Name of Lender (including, if such Lender is an Issuing Bank, in its capacity as an Issuing Bank):

Lender: BANK OF AMERICA, N.A.

by	/s/ Roger Malouf
Name: Roger Malouf
Title: Senior Vice President

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO
AMENDED AND RESTATED
CREDIT AGREEMENT OF
ASCENA RETAIL GROUP, INC.

Name of Lender (including, if such Lender is an Issuing Bank, in its capacity as an Issuing Bank):

Lender: CAPITAL ONE, NATIONAL ASSOCIATION

by	/s/ Julianne Low
Name: Julianne Low
Title: Duly Authorized Signatory

For any Lender (or Issuing Bank) requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO
AMENDED AND RESTATED
CREDIT AGREEMENT OF
ASCENA RETAIL GROUP, INC.

FIFTH THIRD BANK (including, if such Lender is an Issuing Bank, in its capacity as an Issuing Bank):

Lender:

by	/s/ Robert M. Lucas
Name: Robert M. Lucas
Title: Assistant Vice President

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO
AMENDED AND RESTATED
CREDIT AGREEMENT OF
ASCENA RETAIL GROUP, INC.

Name of Lender (including, if such Lender is an Issuing Bank, in its capacity as an Issuing Bank):

Lender: GOLDMAN SACHS BANK USA

by	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

For any Lender (or Issuing Bank) requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO
AMENDED AND RESTATED
CREDIT AGREEMENT OF
ASCENA RETAIL GROUP, INC.

Name of Lender (including, if such Lender is an Issuing Bank, in its capacity as an Issuing Bank):

Lender: U.S. BANK NATIONAL ASSOCIATION

by	/s/ Thomas P. Chidester
Name: Thomas P. Chidester
Title: Vice President

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO
AMENDED AND RESTATED
CREDIT AGREEMENT OF
ASCENA RETAIL GROUP, INC.

Lender (with each Lender that is also an Issuing Bank executing in both such capacities):

WELLS FARGO BANK, NATIONAL ASSOCIATION

by	/s/ Brent E. Shay
Name: Brent E. Shay
Title: Director

Schedule I

LC Commitments

Issuing Bank	LC Commitment
JPMorgan Chase Bank, N.A.	$72,200,000
Bank of America, N.A.	72,200,000
Wells Fargo Bank, National Association	55,600,000
Total	$200,000,000